UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Planet Labs PBC
(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 829-3313

N/A
(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	New York Stock Exchange
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	PLWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

The Board of Directors (the “Board”) of Planet Labs PBC (the “Company”) has established November 9, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). All other relevant information concerning the 2022 Annual Meeting will be included in the Company’s 2022 Annual Meeting proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and become available to the Company’s stockholders at a later date.

Stockholders who wish to present a proposal in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the proxy materials to be distributed in connection with the 2022 Annual Meeting (the “Proxy Materials”), must submit their proposals or provide notice of such proposals, as applicable, in writing to the Company’s Secretary by no later than close of business on September 19, 2022, which the Company believes is a reasonable time before it begins to print and send the Proxy Materials.

In addition, in order for any business (including director nomination proposals) to be properly brought before the 2022 Annual Meeting by a stockholder (other than by means of inclusion of a stockholder proposal in the Proxy Materials under Rule 14a-8 of the Exchange Act), such stockholder must have delivered notice thereof in proper written form to the Company Secretary prior to close of business on September 19, 2022, and such business must otherwise be a proper matter for stockholder action.

Proposals and notices must comply with the specific requirements set forth in the Company’s bylaws and applicable law and must be sent to the Company’s Secretary at our principal executive offices at 645 Harrison Street, Floor 4, San Francisco, California 94107.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet Labs PBC

Date: September 8, 2022	By:	/s/ Ashley Johnson
Ashley Johnson Chief Financial and Operating Officer